================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 1, 2005

                            PARKWAY PROPERTIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Maryland                    1-11533                 74-2123597
  ----------------------------        ------------         -------------------
  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

 One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, MS 39225-4647
 ------------------------------------------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                 (601) 948-4091
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 1, 2005 Parkway issued a press release regarding its results of operations for the quarter ended June 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

On August 2, 2005 Parkway will hold its earnings conference call for the quarter ended June 30, 2005, at 10:00 a.m. Eastern Time.

The information furnished to the SEC pursuant to this item is furnished in connection with the public release of information in the press release on August 1, 2005 and on the Company's August 2, 2005 earnings conference call.

The information set forth in Items 2.02 and 9.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Parkway Properties, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

99.1 Press Release of the Company dated August 1, 2005, announcing the results of operations of the Company for the quarter ended June 30, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2005

                                                    PARKWAY PROPERTIES, INC.

                                                    By: /s/ Mandy M. Pope
                                                        ------------------------
                                                        Mandy M. Pope
                                                        Chief Accounting Officer

                                        3